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                                                                        SELIGMAN
                                                                       TAX-AWARE
                                                                      FUND, INC.

                                MID-YEAR REPORT
                                 APRIL 30, 2002

                                Seeking Capital
                                  Appreciation
                                Consistent with
                                   Maximizing
                                After-Tax Returns
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                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
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

SELIGMAN  --  TIMES  CHANGE  VALUES  ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.

TIMES  CHANGE

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 138 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

VALUES  ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

TABLE  OF  CONTENTS

To  the  Shareholders                                      1
Interview  With  Your  Portfolio  Managers                 2
Performance  Overview                                      4
Portfolio  Overview                                        6
Portfolio  of  Investments                                 8
Statement  of  Assets  and  Liabilities                    9
Statement  of  Operations                                 10
Statement  of  Changes  in  Net  Assets                   11
Notes  to  Financial  Statements                          12
Financial  Highlights                                     16
Board  of  Directors                                      17
Executive  Officers  and  For  More  Information          18
Glossary  of  Financial  Terms                            19

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

TO  THE  SHAREHOLDERS

The six months ended April 30, 2002, were generally challenging for the US stock market, with the broad market (as measured by the S&P 500) moving within a narrow trading range for the period. Within this market environment, Seligman Tax-Aware Fund delivered a total return of -2.43%, based on the net asset value of Class A shares. During the same time period, large-cap growth stocks, as measured by the Russell 1000 Growth Index, returned -2.13%.

During this six-month period, the US economy began to recover from the contraction it experienced in the middle of 2001 and from the shock of the September terrorist attacks. The US Federal Reserve Board had aggressively lowered the federal funds rate throughout 2001, and the economy is now beginning to respond to this monetary stimulus. While the economy has been showing signs of a rebound, inflation remains subdued, and the Fed is thus likely to wait until the economic recovery seems secure before it reverses any of last year's interest rate cuts.

Throughout the economic contraction, consumer spending remained surprisingly strong, boosted by a strong housing market, low interest rates, and attractive incentives from retailers. However, businesses had little pricing power and were, in many cases, carrying large inventories. Corporate profits thus fell significantly, and businesses reduced capital expenditures and trimmed their workforces. With consumer spending already at high levels, businesses must resume investment in capital equipment and personnel for the recovery to continue. Corporate profits have recently begun to move higher, which should induce companies to increase their expense budgets.

Our outlook for the economy is generally positive. We believe we are in the early stages of a long, but perhaps slow, recovery. As always, there are uncertainties on the horizon. The war on terrorism, the possibility of rising oil prices, and the possible failure of businesses to resume spending at this stage in the recovery are all causes for concern.

There are also many positive factors at work: inflation is under control, interest rates remain low, worker productivity is increasing, inventories are beginning to be drawn down, and corporate profits have, at long last, begun to rebound. We believe these factors bode well for continued economic recovery and, within such an environment, stocks should begin to deliver more attractive total returns.

For much of the period under review, your Fund's holdings had been somewhat defensive in nature, with many holdings in stocks that have historically done well during periods of economic weakness. More recently, your Fund's management team has been focusing on industries that tend to perform better during the initial stages of an economic expansion, such as basic materials, energy, industrials and capital goods, and financials.

We appreciate your support of Seligman Tax-Aware Fund and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Managers regarding the Fund's performance, as well as the Fund's investment results and financial statements, including a portfolio of investments, follows this letter.

By  order  of  the  Board  of  Directors,

/s/ William  C.  Morris
    William  C.  Morris
    Chairman


                                                               /s/ Brian T. Zino
                                                                   Brian T. Zino
                                                                       President

June  3,  2002

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INTERVIEW  WITH  YOUR  PORTFOLIO  MANAGERS,
BEN-AMI  GRADWOHL  AND  DAVID  GUY

Q: How did Seligman Tax-Aware Fund perform for the six months ended April 30, 2002?

A: During this six-month period, Seligman Tax-Aware Fund delivered a total return of -2.43%, based on the net asset value of Class A shares. During the same time period, the Russell 1000 Growth Index returned -2.13%.

Q: What economic and market factors influenced Seligman Tax-Aware Fund during this six-month period?

A: At the end of calendar-year 2001, investor hopes for a rebound in technology spending, a recovery in corporate profits, and renewed economic strength were showing up in higher stock prices. However, this short-lived rally was based more upon perception than on fundamentals. By the beginning of calendar-year 2002, investors began coming to terms with the reality that recovery was likely to take longer than many had hoped. Stocks, while enjoying a few short periods of upward momentum, fell during the first four months of 2002. Technology stocks, which had experienced the largest price gains in the fall of 2001, were among the worst hit.

     While it appeared clear that the US was indeed emerging from the slowdown -- retail spending was up, businesses had become more efficient, work days were being extended, consumer confidence was high -- corporate profits remained anemic. While the economic slowdown now appears to have been one of the mildest and shortest-lived on record, the recession in corporate profits experienced in 2000 and 2001 may have been the deepest we have seen since the end of World War II. The large inventories that had been accumulated during the boom years of the late 1990s continued to be drawn down over this six-month period, which was a positive sign. However, without end demand, corporations will be reluctant to continue building these inventories and the economic slowdown could persist. Hopes for a "V-shaped" recovery were replaced by fears of a "double-dip" recession.

     Our team had been concerned about the severity of the recession in corporate profits for some time. We had viewed this slowdown as a historic anomaly from the beginning. Typically, consumer spending slides during a recession. When monetary policy is eased and interest rates fall, consumers resume spending and pull the economy out of recession. During this slowdown, however, the consumer never stopped spending. For this reason, we cannot count on renewed consumer strength to jumpstart the economy. Also, technology spending, which in the past had helped to reignite economic growth, could not be relied upon during this cycle because of the extreme excesses of the late 1990s that continue to be worked through the system. Companies have slowed technology spending dramatically.

Q:   What  was  your  investment  strategy  during  this  time?

A: We were somewhat cautious during this time because we doubted the immediacy and the strength of the recovery, but we were convinced that a recovery was in the works and began gradually and carefully to position the Fund for a rebound. Historically, as the economy emerges from a slowdown, small-cap stocks and value stocks tend to outperform. This has, thus far, proven to be true during this recovery as well. Seligman Tax-Aware Fund is a large-cap growth fund, and we are careful to remain within that category. However, within our universe of stocks, we were somewhat focused on stock-price valuations and slightly biased toward relatively smaller companies during this time.

     We have also been weighting the portfolio with companies that are prepared for an economic expansion. Companies that reduced their bottom lines during the contraction will benefit to the greatest degree when sales come back. At this time, we are moving away from

A  TEAM  APPROACH

Seligman Tax-Aware Fund is managed by the Seligman Disciplined Investment Group, headed by Ben-Ami Gradwohl and David Guy. They are assisted in the management of the Fund by a group of seasoned research professionals who are responsible for identifying stocks that have the potential to provide long-term capital appreciation consistent with maximizing after-tax returns. Team members include I-Shang Jackson Chow, Amy Fujii, Raymond Lam, David Levy, Michael McGarry, Jonathan Roth, Hendra Soetjahja, Brian Turner, and Nancy Wu.

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INTERVIEW  WITH  YOUR  PORTFOLIO  MANAGERS,
BEN-AMI  GRADWOHL  AND  DAVID  GUY

     companies that typically do better during times of economic weakness, such as consumer staples, health care, and utilities. These are not the companies that we believe can outperform during the recovery phase of the economic cycle. Rather, we are focusing on basic materials, energy, industrials and capital goods, and financials -- sectors that typically perform better during times of economic recovery. While consumer-cyclical stocks typically deliver strong performances during economic recovery, we are cautious in this area because consumer strength never abated.

     Another area in which the Fund's weighting has increased is aerospace/defense. This reallocation is not based on the prospects of economic recovery, but on the near-certainty that defense spending will be increased as we continue to fight the global war on terrorism. Another area in which we have increased the Fund's weighting is energy. Energy stocks should perform well as the economy recovers and as demand for energy goes up. Energy stocks may also benefit from the geopolitical uncertainty in the Middle East if the world's oil supply appears threatened in that region.

Q:   What  is  your  outlook?

A: Our outlook for the market is generally positive. First, the lowering of interest rates by the US Federal Reserve Board has historically led to economic recovery 12 to 18 months later. In 2001, the Fed lowered interest rates an extraordinary 11 times, for a total of 475 basis points. This easing of monetary policy by the Fed was in conjunction with similar moves by central banks around the world -- all aimed at reigniting economic activity. We believe that, as long as employment and inflation remain tame, the Fed is unlikely to increase its short-term rate. The Fed seems committed not only to fighting inflation, should it become a problem, but also to supporting economic growth. The Fed will be looking for a recovery in corporate profits, and until they see clear signs that this recovery is established, they are likely to maintain a monetary policy that is accommodative to growth. At the same time, we believe that the rate cuts provided by the Fed following the September attacks were not economically driven, but were provided to stabilize markets following these unprecedented events. These cuts in the federal funds rate may be reversed, but policy would still be accommodative to economic growth within a more normal environment.

     However, there are factors that have certainly tempered our optimism. First is the global geopolitical environment, which has been drastically altered for the worse since September 11. The markets and the economy have had to deal with an additional risk and we believe this will have a dampening effect on the market and economic recovery. Should the situation worsen -- for example, a setback in the war on terrorism or another attack on US shores -- this would certainly slow the recovery and cause a pullback in stocks.

     Another issue that has held back a market recovery, and may continue to restrain the rebound, is the issue of corporate accounting and credibility. We believe that more issues with more companies will continue to come to light, but that it will ultimately be healthy for the markets as companies will be forced to deal with the issues of integrity and accountability to shareholders.

     Finally, we have been watching the flow of assets in and out of the equity markets. Investors have been pulling money out of the stock market and have been putting this cash into real estate, bonds, and money market accounts. They have been wary of stocks since the technology stock market bubble burst in the middle of 2000. Until we see investors putting their assets to work in the stock market once again, the market is likely to continue to trade within a narrow range with money simply moving between sectors. However, we believe that once the fundamentals begin to come back -- once corporate profits pick up -- investors will begin to drive equity prices higher. We believe that the Fund is currently well positioned for such a scenario and that the benefits of the Fund's sensitivity to tax implications for shareholders will become increasingly apparent as the market begins to post gains once again.

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PERFORMANCE  OVERVIEW  (UNAUDITED)

Investment  Results  Per  Share

TOTAL  RETURNS
For  the  Periods  Ended  April  30,  2002



                                                                                    SINCE
                                                                          SIX     INCEPTION
                                                                        MONTHS*    5/1/01*
                                                                        --------  ----------
CLASS A**
Before Taxes Without Sales Charge. . . . . . . . . . . . . . . . . . .    (2.43)%    (21.43)%
Before Taxes With Sales Charge . . . . . . . . . . . . . . . . . . . .    (7.12)     (25.20)
After Taxes on Distributions With Sales Charge . . . . . . . . . . . .    (7.12)     (25.20)
After Taxes on Distributions and Sale of Fund Shares With Sales Charge    (4.34)     (15.35)

CLASS B**
Before Taxes Without CDSC. . . . . . . . . . . . . . . . . . . . . . .    (2.79)     (21.85)
Before Taxes With CDSC+. . . . . . . . . . . . . . . . . . . . . . . .    (7.65)     (25.76)
After Taxes on Distributions With CDSC+. . . . . . . . . . . . . . . .    (7.65)     (25.76)
After Taxes on Distributions and Sale of
Fund Shares With CDSC+ . . . . . . . . . . . . . . . . . . . . . . . .    (4.66)     (15.69)

CLASS C**
Before Taxes Without Sales Charge and CDSC . . . . . . . . . . . . . .    (2.79)     (21.85)
Before Taxes With Sales Charge and 1% CDSC . . . . . . . . . . . . . .    (4.76)     (23.38)
After Taxes on Distributions With 1% CDSC. . . . . . . . . . . . . . .    (4.76)     (23.38)
After Taxes on Distributions and Sale of
Fund Shares With 1% CDSC . . . . . . . . . . . . . . . . . . . . . . .    (2.90)     (14.24)

CLASS D**
Before Taxes Without CDSC. . . . . . . . . . . . . . . . . . . . . . .    (2.79)     (21.85)
Before Taxes With 1% CDSC. . . . . . . . . . . . . . . . . . . . . . .    (3.76)     (22.63)
After Taxes on Distributions With1% CDSC . . . . . . . . . . . . . . .    (3.76)     (22.63)
After Taxes on Distributions and Sale of Fund Shares With 1% CDSC. . .    (2.29)     (13.78)
RUSSELL 1000 GROWTH INDEX*** . . . . . . . . . . . . . . . . . . . . .    (2.13)     (21.67)


NET  ASSET  VALUE

                                          APRIL 30, 2002   OCTOBER 31, 2001   MAY 1, 2001
                                         ----------------  -----------------  ------------
CLASS A . . . . . . . . . . . . . . . .  $          5.61   $            5.75  $       7.14
CLASS B . . . . . . . . . . . . . . . .             5.58                5.74          7.14
CLASS C . . . . . . . . . . . . . . . .             5.58                5.74          7.14
CLASS D . . . . . . . . . . . . . . . .             5.58                5.74          7.14

CAPITAL LOSS INFORMATION
For the Six Months Ended April 30, 2002
REALIZED. . . . . . . . . . . . . . . .  $       (0.438)
UNREALIZED. . . . . . . . . . . . . . .          (0.231)#


The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. Current performance may be lower than the performance quoted above.

For the period May 1, 2001 (inception), to April 30, 2002, certain expenses of the Fund were reimbursed pursuant to a contractual undertaking that will remain in effect until October 31, 2004. Absent such expense reimbursements, Fund performance would have been lower.

---------------
* Returns for periods of less than one year are not annualized. Inception returns are calculated from the close of business on May 1, 2001.

** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

*** The Russell 1000 Growth Index measures the performance of companies that tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than more value-oriented stocks. The Russell 1000 Growth Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.

+    The  CDSC  is  5%  for  periods  of  one  year  or  less.

# Represents the per share amount of net unrealized depreciation of portfolio securities as of April 30, 2002.

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

CLASS  A  SHARES
May 1, 2001+ to April 30, 2002

Date                                 Class A w/Load
------------------------------  -------------------------
5/1/2001 . . . . . . . . . . .  $                   9,520
5/31/2001. . . . . . . . . . .  $                   9,240
6/30/2001. . . . . . . . . . .  $                   9,173
7/31/2001. . . . . . . . . . .  $                   8,973
8/31/2001. . . . . . . . . . .  $                   8,173
9/30/2001. . . . . . . . . . .  $                   7,373
10/31/2001 . . . . . . . . . .  $                   7,667
11/30/2001 . . . . . . . . . .  $                   8,440
12/31/2001 . . . . . . . . . .  $                   8,467
1/31/2001. . . . . . . . . . .  $                   8,213
2/28/2002. . . . . . . . . . .  $                   7,773
3/31/2001. . . . . . . . . . .  $                   8,147
4/30/2002. . . . . . . . . . .  $                   7,480

$9,520*
Initial Amount Invested

$7,480
Total Value at April 30, 2002

CLASS B SHARES
May 1, 2001+ to April 30, 2002

Date . . . . . . . . . . . . .  Class B wo/CDSC
------------------------------  -------------------------
5/1/2001 . . . . . . . . . . .  $                  10,000
5/31/2001. . . . . . . . . . .  $                   9,706
6/30/2001. . . . . . . . . . .  $                   9,636
7/31/2001. . . . . . . . . . .  $                   9,426
8/31/2001. . . . . . . . . . .  $                   8,585
9/30/2001. . . . . . . . . . .  $                   7,731
10/31/2001 . . . . . . . . . .  $                   8,039
11/30/2001 . . . . . . . . . .  $                   8,852
12/31/2001 . . . . . . . . . .  $                   8,866
1/31/2001. . . . . . . . . . .  $                   8,599
2/28/2002. . . . . . . . . . .  $                   8,123
3/31/2001. . . . . . . . . . .  $                   8,515
4/30/2002. . . . . . . . . . .  $                   7,815

$10,000
Initial Amount Invested

$7,7,815
Total Value at April 30, 2002


CLASS C SHARES
May 1, 2001+ to April 30, 2002

Date . . . . . . . . . . . . .  Class C w/Load, w/o CDSC
------------------------------  -------------------------
5/1/2001 . . . . . . . . . . .  $                   9,903
5/31/2001. . . . . . . . . . .  $                   9,612
6/30/2001. . . . . . . . . . .  $                   9,542
7/31/2001. . . . . . . . . . .  $                   9,334
8/31/2001. . . . . . . . . . .  $                   8,502
9/30/2001. . . . . . . . . . .  $                   7,656
10/31/2001 . . . . . . . . . .  $                   7,961
11/30/2001 . . . . . . . . . .  $                   8,766
12/31/2001 . . . . . . . . . .  $                   8,779
1/31/2001. . . . . . . . . . .  $                   8,516
2/28/2002. . . . . . . . . . .  $                   8,044
3/31/2001. . . . . . . . . . .  $                   8,433
4/30/2002. . . . . . . . . . .  $                   7,739

$9,903*
Initial Amount Invested

$7,739
Total Value at April 30, 2002


CLASS D SHARES
May 1, 2001+ to April 30, 2002

Date . . . . . . . . . . . . .  Class D w/o CDSC
------------------------------  -------------------------
5/1/2001 . . . . . . . . . . .  $                  10,000
5/31/2001. . . . . . . . . . .  $                   9,706
6/30/2001. . . . . . . . . . .  $                   9,636
7/31/2001. . . . . . . . . . .  $                   9,426
8/31/2001. . . . . . . . . . .  $                   8,585
9/30/2001. . . . . . . . . . .  $                   7,731
10/31/2001 . . . . . . . . . .  $                   8,039
11/30/2001 . . . . . . . . . .  $                   8,852
12/31/2001 . . . . . . . . . .  $                   8,866
1/31/2001. . . . . . . . . . .  $                   8,599
2/28/2002. . . . . . . . . . .  $                   8,123
3/31/2001. . . . . . . . . . .  $                   8,515
4/30/2002. . . . . . . . . . .  $                   7,815

$10,000
Initial Amount Invested

$7,815
Total Value at April 30, 2002


These  charts  reflect  the  growth of a $10,000 investment from inception date.
These charts do not reflect the deduction of taxes that an investor may pay on Fund disributions or on the redemption of Fund shares. Past performance is not indicative of future investment results. An investment in the Fund is subject to certain risks, including the loss of principal. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

---------
* Net of the 4.75% and 1% maximum initial sales charge for Class A and Class C shares, respectively.

** Excludes the effect of the 5% CDSC for Class B shares and 1% CDSC for Class C and Class D shares. If such sales charges were reflected, returns would have been lower.

+    Inception  date.

--------------------------------------------------------------------------------

PORTFOLIO  OVERVIEW  (UNAUDITED)

DIVERSIFICATION  OF  NET  ASSETS
April  30,  2002


                                                                           PERCENT OF NET ASSETS
                                                                           APRIL  30,   OCTOBER  31,
                                        ISSUES    COST        VALUE        2002         2001
COMMON STOCKS:
Automobiles and Components . . . . .     1        $   88,582  $  100,151    1.2         1.9
Capital Goods. . . . . . . . . . . .     4           659,647     625,399    7.8        13.8
Commercial Services and Supplies . .     2           305,727     309,057    3.8         1.1
Communications Equipment . . . . . .     1           139,255     116,428    1.4         4.1
Computers and Peripherals. . . . . .     1            78,533      63,658    0.8         4.8
Consumer Durables and Apparel. . . .     1            96,658     104,468    1.3          --
Consumer Staples . . . . . . . . . .     3           302,872     339,083    4.2         4.4
Electronic Equipment and Instruments     2           251,861     184,318    2.3          --
Energy . . . . . . . . . . . . . . .     2           224,729     233,130    2.9          --
Financials . . . . . . . . . . . . .     8           899,020     825,799   10.2        11.1
Health Care Equipment and Services .     2           350,115     400,632    5.0         3.8
Hotels, Restaurants and Leisure. . .     2           158,321     179,478    2.2          --
Materials. . . . . . . . . . . . . .     2           225,633     220,269    2.7          --
Media. . . . . . . . . . . . . . . .     4           341,369     318,790    4.0         2.8
Pharmaceuticals and Biotechnology. .     6         1,093,695   1,052,875   13.1        23.5
Retailing. . . . . . . . . . . . . .     5           661,687     709,353    8.8         5.5
Semiconductor Equipment and Products     5         1,115,065   1,051,079   13.0         5.6
Software and Services. . . . . . . .     5           889,680     714,506    8.9         8.1
Telecommunication Services . . . . .    --                --          --     --         5.3
Transportation . . . . . . . . . . .    --                --          --     --         1.3
                                      ----        ----------  ----------   ----        ----
                                        56         7,882,449   7,548,473   93.6        97.1
OTHER ASSETS LESS LIABILITIES. . . .    --           519,018     519,018    6.4         2.9
                                      ----        ----------  ----------   ----        ----
NET ASSETS . . . . . . . . . . . . .    56        $8,401,467  $8,067,491    100         100
                                      ====         =========  ==========    ===         ===

LARGEST  INDUSTRIES
April  30,  2002



PHARMACEUTICALS AND BIOTECHNOLOGY .   $ 1,052,875
SEMICONDUCTOR EQUIPMENT AND PRODUCTS  $ 1,051,079
FINANCIALS . . . . . . . . . . . . .  $   825,799
SOFTWARE AND SERVICES. . . . . . . .  $   714,506
RETAILING. . . . . . . . . . . . . .  $   709,353

--------------------------------------------------------------------------------

PORTFOLIO  OVERVIEW  (UNAUDITED)
April  30,  2002


TEN  LARGEST  PURCHASES
-----------------------
Intel
Maximum  Integrated  Products*
Cendant*
Helmerich  &  Payne*
Lehman  Brothers  Holdings*
VERITAS  Software*
Eastman  Chemical*
American  Eagle  Outfitters*
Baxter  International
Neiman  Marcus  Group  (Class  A)*

TEN  LARGEST  SALES
-------------------
Medtronic**
Pfizer
BancorpSouth**
Oracle
Dell  Computer**
Tyco  International**
UnitedHealth  Group**
Applied  Materials**
American  International  Group**
General  Electric

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.


--------
*    Position  added  during  the  period.
**   Position  eliminated  during  the  period.

LARGEST  PORTFOLIO  HOLDINGS
April  30,  2002




SECURITY                    VALUE

Intel                      $   515,356
Microsoft                      388,777
General Electric               365,664
Pfizer                         302,068
Johnson & Johnson              289,924

SECURITY                      VALUE
Baxter International       $   250,360
Maxim Integrated Products      224,100
Cendant                        221,277
Helmerich & Payne              185,445
Philip Morris Companies        169,277

--------------------------------------------------------------------------------

PORTFOLIO  OF  INVESTMENTS  (UNAUDITED)
April  30,  2002


                                                 SHARES            VALUE
                                                 ------          ----------
COMMON STOCKS  93.6%

AUTOMOBILES AND COMPONENTS  1.2%
Harley-Davidson . . . . . . . . . . . . . .       1,890            $100,151
                                                                 ----------
CAPITAL GOODS  7.8%
American Standard Companies*. . . . . . . .       1,430             106,821
Caterpillar . . . . . . . . . . . . . . . .       1,000              54,620
General Electric. . . . . . . . . . . . . .      11,590             365,664
SPX*. . . . . . . . . . . . . . . . . . . .         730              98,294
                                                                 ----------
                                                                    625,399
                                                                 ----------
COMMERCIAL SERVICES AND SUPPLIES  3.8%
Cendant*. . . . . . . . . . . . . . . . . .      12,300             221,277
ServiceMaster . . . . . . . . . . . . . . .       6,270              87,780
                                                                 ----------
                                                                    309,057
                                                                 ----------
COMMUNICATIONS EQUIPMENT  1.4%
Cisco Systems*. . . . . . . . . . . . . . .       7,950             116,428
                                                                 ----------
COMPUTERS AND PERIPHERALS  0.8%
International Business Machines . . . . . .         760              63,658
                                                                 ----------
CONSUMER DURABLES AND APPAREL  1.3%
Tupperware. . . . . . . . . . . . . . . . .       4,550             104,468
                                                                 ----------
CONSUMER STAPLES  4.2%
Performance Food Group* . . . . . . . . . .       3,180             114,687
Philip Morris Companies . . . . . . . . . .       3,110             169,277
SYSCO . . . . . . . . . . . . . . . . . . .       1,900              55,119
                                                                 ----------
                                                                    339,083
                                                                 ----------
ELECTRONIC EQUIPMENT AND INSTRUMENTS  2.3%
Agilent Technologies* . . . . . . . . . . .       3,720             111,786
Flextronics International*. . . . . . . . .       5,220              72,532
                                                                 ----------
                                                                    184,318
                                                                 ----------
ENERGY  2.9%
Conoco. . . . . . . . . . . . . . . . . . .       1,700              47,685
Helmerich & Payne . . . . . . . . . . . . .       4,500             185,445
                                                                 ----------
                                                                    233,130
                                                                 ----------
FINANCIALS  10.2%
ACE (Bermuda) . . . . . . . . . . . . . . .       2,970             129,254
Citigroup . . . . . . . . . . . . . . . . .       3,320             143,756
Lehman Brothers Holdings. . . . . . . . . .       2,700             159,300
Mellon Financial. . . . . . . . . . . . . .       1,600              60,416
Morgan Stanley Dean Witter. . . . . . . . .       1,500              71,580
Neuberger Berman. . . . . . . . . . . . . .       2,250              97,762
Northern Trust. . . . . . . . . . . . . . .       1,100              58,426
Stilwell Financial. . . . . . . . . . . . .       4,930             105,305
                                                                 ----------
                                                                    825,799
                                                                 ----------
HEALTH CARE EQUIPMENT AND SERVICES  5.0%
Baxter International. . . . . . . . . . . .       4,400             250,360
Cardinal Health . . . . . . . . . . . . . .       2,170             150,272
                                                                 ----------
                                                                    400,632
                                                                 ----------

                                                 SHARES            VALUE
                                                 ------          ----------
HOTELS, RESTAURANTS AND LEISURE  2.2%
Outback Steakhouse* . . . . . . . . . . . .       1,400            $ 49,098
Park Place Entertainment* . . . . . . . . .      10,600             130,380
                                                                 ----------
                                                                    179,478
                                                                 ----------
MATERIALS  2.7%
Bowater . . . . . . . . . . . . . . . . . .       1,660              79,149
Eastman Chemical. . . . . . . . . . . . . .       3,200             141,120
                                                                 ----------
                                                                    220,269
                                                                 ----------
MEDIA  4.0%
AOL Time Warner*. . . . . . . . . . . . . .       1,650              31,383
Knight Ridder . . . . . . . . . . . . . . .       1,380              92,460
Metro-Goldwyn-Mayer*. . . . . . . . . . . .       3,320              53,618
Omnicom Group . . . . . . . . . . . . . . .       1,620             141,329
                                                                 ----------
                                                                    318,790
                                                                 ----------
PHARMACEUTICALS AND BIOTECHNOLOGY  13.1%
Amgen*. . . . . . . . . . . . . . . . . . .       2,620             138,572
Forest Laboratories*. . . . . . . . . . . .       1,840             141,938
Johnson & Johnson . . . . . . . . . . . . .       4,540             289,924
Pfizer. . . . . . . . . . . . . . . . . . .       8,310             302,068
Pharmacia . . . . . . . . . . . . . . . . .       3,100             127,813
Taro Pharmaceutical Industries* . . . . . .       2,400              52,560
                                                                 ----------
                                                                  1,052,875
                                                                 ----------
RETAILING  8.8%
American Eagle Outfitters*. . . . . . . . .       5,100             129,693
Best Buy* . . . . . . . . . . . . . . . . .       2,070             153,905
Lowe's Companies. . . . . . . . . . . . . .       2,790             117,989
Neiman Marcus Group (The) (Class A)*. . . .       4,470             163,647
Wal-Mart Stores . . . . . . . . . . . . . .       2,580             144,119
                                                                 ----------
                                                                    709,353
                                                                 ----------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS  13.0%
ASM International* (Netherlands). . . . . .       5,640             129,776
Intel . . . . . . . . . . . . . . . . . . .      18,010             515,356
LSI Logic*. . . . . . . . . . . . . . . . .       5,370              69,005
Maxim Integrated Products*. . . . . . . . .       4,500             224,100
National Semiconductor* . . . . . . . . . .       3,580             112,842
                                                                 ----------
                                                                  1,051,079
                                                                 ----------
SOFTWARE AND SERVICES  8.9%
Microsoft*. . . . . . . . . . . . . . . . .       7,440             388,777
National Instruments* . . . . . . . . . . .       3,050             117,135
NetIQ*. . . . . . . . . . . . . . . . . . .       3,190              71,536
Oracle* . . . . . . . . . . . . . . . . . .       3,200              32,144
VERITAS Software* . . . . . . . . . . . . .       3,700             104,914
                                                                 ----------
                                                                    714,506
                                                                 ----------
TOTAL COMMON STOCK
(Cost $7,882,449) . . . . . . . . . . . . .                       7,548,473
OTHER ASSETS LESS LIABILITIES6.4% . . . . .                         519,018
                                                                 ----------
NET ASSETS100.0%. . . . . . . . . . . . . .                      $8,067,491
                                                                 ==========

----------
*    Non-income  producing  security.
See  Notes  to  Financial  Statements.

--------------------------------------------------------------------------------

STATEMENT  OF  ASSETS  AND  LIABILITIES  (UNAUDITED)
April  30,  2002


ASSETS:
Investments, at value (cost $7,882,449). . . . . . . . . . . . . . . . .  $7,548,473
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     367,638
Receivable from Manager. . . . . . . . . . . . . . . . . . . . . . . . .     159,856
Receivable for securities sold . . . . . . . . . . . . . . . . . . . . .      67,427
Receivable for Capital Stock sold. . . . . . . . . . . . . . . . . . . .       5,089
Expenses prepaid to shareholder service agent. . . . . . . . . . . . . .       4,373
Receivable for dividends and interest. . . . . . . . . . . . . . . . . .       2,406
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      22,344
                                                                          ----------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8,178,606
                                                                          ----------
LIABILITIES:
Payable for Capital Stock repurchased. . . . . . . . . . . . . . . . . .      60,857
Payable to the Manager . . . . . . . . . . . . . . . . . . . . . . . . .       6,985
Accrued expenses and other . . . . . . . . . . . . . . . . . . . . . . .      43,273
                                                                          ----------
TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . .     111,115
                                                                          ----------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $8,067,491
                                                                          ==========

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.001 par value; 500,000,000 shares authorized;
1,445,250 shares outstanding):
Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $      219
Class B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         329
Class C. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         644
Class D. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         253
Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . .   9,430,540
Accumulated net investment loss. . . . . . . . . . . . . . . . . . . . .     (68,675)
Accumulated net realized loss. . . . . . . . . . . . . . . . . . . . . .    (961,843)
Net unrealized depreciation of investments . . . . . . . . . . . . . . .    (333,976)
                                                                            ---------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $8,067,491
                                                                          ===========

NET ASSETS:
CLASS A ($1,226,621  218,774). . . . . . . . . . . . . . . . . . . . . .  $     5.61
                                                                                ====
CLASS B ($1,833,715  328,773). . . . . . . . . . . . . . . . . . . . . .  $     5.58
                                                                                ====
CLASS C ($3,594,701  644,472). . . . . . . . . . . . . . . . . . . . . .  $     5.58
                                                                                ====
CLASS D ($1,412,454  253,231). . . . . . . . . . . . . . . . . . . . . .  $     5.58
                                                                                ====

See  Notes  to  Financial  Statements.

--------------------------------------------------------------------------------


STATEMENT  OF  OPERATIONS  (UNAUDITED)
For  the  Six  Months  Ended  April  30,  2002




INVESTMENT INCOME:
Dividends . . . . . . . . . . . . . . . . . . . . . . .  $   30,009
Interest. . . . . . . . . . . . . . . . . . . . . . . .         163
                                                         ----------
TOTAL INVESTMENT INCOME . . . . . . . . . . . . . . . . . . . . . . . . . . .    $   30,172
                                                                               ------------
EXPENSES:
Amortization of offering costs. . . . . . . . . . . . .      59,287
Management fees . . . . . . . . . . . . . . . . . . . .      41,490
Distribution and service fees . . . . . . . . . . . . .      36,379
Registration. . . . . . . . . . . . . . . . . . . . . .      29,835
Audit and legal fees. . . . . . . . . . . . . . . . . .      21,859
Shareholder account services. . . . . . . . . . . . . .      13,964
Shareholder reports and communications. . . . . . . . .       5,362
Custody and related services. . . . . . . . . . . . . .       3,522
Directorsfees and expenses. . . . . . . . . . . . . . .       3,240
Miscellaneous . . . . . . . . . . . . . . . . . . . . .         967
                                                         ----------
TOTAL EXPENSES BEFORE REIMBURSEMENTS. . . . . . . . . .     215,905
Reimbursement of expenses . . . . . . . . . . . . . . .    (117,291)
                                                         ----------
TOTAL EXPENSES AFTER REIMBURSEMENTS. . . . . . . . . . . . . . . . . . . . . .       98,614
                                                                               ------------
NET INVESTMENT LOSS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (68,442)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments. . . . . . . . . . . .    (632,695)
Net change in unrealized depreciation of investments. .     351,392
                                                         ----------
NET LOSS ON INVESTMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . .      (281,303)
                                                                                -----------
DECREASE IN NET ASSETS FROM OPERATIONS . . . . . . . . . . . . . . . .  . . .     ($349,745)
                                                                                ============

See  Notes  to  Financial  Statements.

--------------------------------------------------------------------------------

STATEMENT  OF  CHANGES  IN  NET  ASSETS  (UNAUDITED)


                                                      SIX MONTHS       MAY 1, 2001*
                                                         ENDED              TO
                                                     APRIL 30, 2002   OCTOBER 31, 2001
                                                     --------------   ----------------
OPERATIONS: . . . . . . . . . . . . . . . . . . .     $  (68,442)      $   (38,089)
Net investment loss . . . . . . . . . . . . . . .       (632,695)         (329,148)
Net realized loss on investments
Net change in unrealized depreciation
of investments . . . . . .                               351,392          (685,368)
                                                      ----------         ----------
 DECREASE IN NET ASSETS FROM OPERATIONS                 (349,745)       (1,052,605)
                                                      ----------         ----------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares. . . . . . . .       1,748,742         7,031,759
Exchanged from associated funds  . . . . . . . .         617,907         1,141,639
                                                      ----------        ----------
Total                                                  2,366,649         8,173,398
                                                      ----------         ----------
Cost of shares repurchased                              (416,522)         (267,092)
Exchanged into associated funds. . . . . . . . .        (319,542)         (167,053)
                                                      ----------         ----------
Total                                                   (736,064)         (434,145)
                                                      ----------         ----------
INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS . . . . . . . . . . .       1,630,585         7,739,253
                                                      ----------        ----------
Increase in Net Assets. . . . . . . . . . . . .        1,280,840         6,686,648

NET ASSETS:
Beginning of period . . . . . . . . . . . . . .        6,786,651           100,003
                                                      ----------        ----------

END OF PERIOD (net of accumulated net investment
loss of $68,675 and $233, respectively) . . . .       $8,067,491       $ 6,786,651
                                                      ==========        ==========

--------------
* Commencement of operations.
See Notes to Financial Statements.

--------------------------------------------------------------------------------

NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)

1. ORGANIZATION -- Seligman Tax-Aware Fund, Inc. (the "Fund") was incorporated in Maryland on February 5, 2001, as an open-ended diversified management investment company. The Fund had no operations prior to May 1, 2001 (commencement of operations) other than those relating to organizational matters and, on March 20, 2001, the sale and issuance to Seligman Advisors, Inc. (the "Distributor") of 9,806 Class A shares of Capital Stock for $70,015 and 1,400 shares for each of Class B, Class C, and Class D shares, each at a cost of $9,996.

2. MULTIPLE CLASSES OF SHARES -- The Fund offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

     a. SECURITY VALUATION -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

     b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund will elect to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gains.

     c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

     d. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended April 30, 2002, distribution and service fees were the only class-specific expenses.

     e. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

     f. INITIAL OFFERING EXPENSES -- Initial offering expenses are being amortized on a straight-line basis over a period of 12 months starting with the commencement of operations.

--------------------------------------------------------------------------------

NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)

4. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2002, aggregated $8,227,880 and $6,987,343, respectively.

     At April 30, 2002, the cost of investments for income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $370,335 and $704,311, respectively.

5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets through May 31, 2002. Thereafter, the annual management fee rate of 1.00% is increased or decreased once each month as of the first day of the month by any amount equal to 10% of the difference between the after-tax performance of the Fund's Class A shares and the performance of the Russell 1000 Growth Index over the preceding 12 calendar months, but the annual management fee rate will never be less than 0.50% or more than 1.50%. The Manager has contractually undertaken to reimburse expenses, other than the management fee and distribution and service fees, that exceed 0.50% per annum of the Fund's average daily net assets. This undertaking will remain in effect until October 31, 2002, when the limit will be increased to 1.00% per annum of the Fund's average daily net assets until October 31, 2004.

     The Distributor, agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $427 from sales of Class A shares. Commissions of $3,691 and $10,009 were paid to dealers for sales of Class A and Class C shares, respectively.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended April 30, 2002, fees incurred under the Plan aggregated $1,703, or 0.25% per annum of average daily net assets of Class A shares.

     Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to third parties (the "Purchasers"), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the six months ended April 30, 2002, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $9,621, $17,288, and $7,767, respectively.

     The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended April 30, 2002, such charges amounted to $1,918.

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor, for the six months ended April 30, 2002, amounted to $1,205.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended April 30, 2002, Seligman Services, Inc. received no commissions from the sale of shares of the Fund. Seligman Services, Inc. received distribution and service fees of $262, pursuant to the Plan.

--------------------------------------------------------------------------------

NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $13,964 for shareholder account services in accordance with a methodology approved by the Fund's directors.

     Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund's net assets, shareholder transaction volume and number of shareholder accounts.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at April 30, 2002, of $614 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 1,000,000,000 shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:




                                                                           CLASS A
                                                    -------------------------------------------------------
                                                       SIX MONTHS ENDED                 MAY 1, 2001* TO
                                                       APRIL 30, 2002                   OCTOBER 31, 2001
                                                    -------------------------------------------------------

                                                     SHARES           AMOUNT           SHARES     AMOUNT
                                                     ------           ------           ------     ------
Net proceeds from sales of shares                     39,874          $238,693          193,858  $1,279,051
Exchanged from associated funds .                     15,981           100,572           19,247     133,864
                                                     -------          --------         --------  ----------
Total . . . . . . . . . . . . . .                     55,855           339,265          213,105   1,412,915
                                                     -------          --------         --------  ----------
Cost of shares repurchased. . . .                    (22,835)         (144,264)         (11,826)    (72,957)
Exchanged into associated funds .                    (23,928)         (142,411)          (1,403)     (8,556)
                                                     -------          --------         --------  ----------
Total . . . . . . . . . . . . . .                    (46,763)         (286,675)         (13,229)    (81,513)
                                                     -------          --------         --------  ----------
Increase. . . . . . . . . . . . .                      9,092           $52,590          199,876  $1,331,402
                                                     ========         =========         ======== ===========

                                                                           CLASS B
                                                    -------------------------------------------------------
                                                       SIX MONTHS ENDED                 MAY 1, 2001* TO
                                                       APRIL 30, 2002                   OCTOBER 31, 2001
                                                    -------------------------------------------------------
                                                     SHARES           AMOUNT           SHARES     AMOUNT
                                                     ------           ------           ------     ------
Net proceeds from sales of shares                     55,339          $344,363          268,579  $1,859,966
Exchanged from associated funds .                      6,663            41,685           19,366     131,875
                                                     -------          --------         --------  ----------
Total . . . . . . . . . . . . . .                     62,002           386,048          287,945   1,991,841
                                                     -------          --------         --------  ----------
Cost of shares repurchased. . . .                    (11,624)          (72,019)         (10,235)    (66,958)
Exchanged into associated funds .                       (715)           (4,350)              --          --
                                                     -------          --------         --------  ----------
Total . . . . . . . . . . . . . .                    (12,339)          (76,369)         (10,235)    (66,958)
                                                     -------          --------         --------  ----------
Increase. . . . . . . . . . . . .                     49,663          $309,679          277,710  $1,924,883
                                                     ========         =========         ======== ===========

--------------------------------------------------------------------------------

NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)

                                                                           CLASS C
                                                    -------------------------------------------------------
                                                       SIX MONTHS ENDED                 MAY 1, 2001* TO
                                                       APRIL 30, 2002                   OCTOBER 31, 2001
                                                    -------------------------------------------------------
                                                     SHARES           AMOUNT           SHARES     AMOUNT
                                                     ------           ------           ------     ------
Net proceeds from sales of shares                     177,738        $ 1,086,221       530,846   $3,496,254
Exchanged from associated funds .                      11,135             70,966        13,208       79,843
                                                      -------        -----------      --------   ----------
Total . . . . . . . . . . . . . .                     188,873          1,157,187       544,054    3,576,097
                                                      -------        -----------      --------   ----------
Cost of shares repurchased. . . .                     (28,000)          (169,140)      (21,746)    (126,977)
Exchanged into associated funds .                     (12,768)           (76,761)      (27,341)    (158,057)
                                                      -------        -----------      --------   ----------
Total . . . . . . . . . . . . . .                     (40,768)          (245,901)      (49,087)    (285,034)
Increase. . . . . . . . . . . . .                      148,105          $911,286       494,967   $3,291,063
                                                      ========         =========      ========   ==========

                                                                           CLASS D
                                                    -------------------------------------------------------
                                                       SIX MONTHS ENDED                 MAY 1, 2001* TO
                                                       APRIL 30, 2002                   OCTOBER 31, 2001
                                                    -------------------------------------------------------
                                                     SHARES           AMOUNT           SHARES     AMOUNT
                                                     ------           ------           ------     ------
Net proceeds from sales of shares                    12,959           $79,465           59,996    $396,488
Exchanged from associated funds .                    65,892           404,684         135,281     796,057
                                                    -------         ---------        --------  ----------
Total . . . . . . . . . . . . . .                    78,851           484,149         195,277   1,192,545
                                                    -------         ---------        --------  ----------
Cost of shares repurchased. . . .                    (5,086)          (31,099)            (35)       (200)
Exchanged into associated funds .                   (17,098)          (96,020)            (78)       (440)
                                                    -------         ---------        --------  ----------
Total . . . . . . . . . . . . . .                   (22,184)         (127,119)           (113)       (640)
                                                    -------         ---------        --------  ----------
Increase. . . . . . . . . . . . .                    56,667          $357,030         195,164  $1,191,905
                                                    =======          ========        ========  ==========


-----------
*  Inception  date.

7. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors currently have limited the Fund's borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2002, but is renewable annually with the consent of the participating banks. For the six months ended April 30, 2002, the Fund did not borrow from the credit facility.

8. CAPITAL LOSS CARRYFORWARD -- At October 31, 2001, the Fund had net capital loss carryforward for federal income tax purposes of $311,702 which is available for offset against future taxable net capital gains, expiring in 2009. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains has been realized in excess of the available capital loss carryforward.

--------------------------------------------------------------------------------

FINANCIAL  HIGHLIGHTS  (UNAUDITED)

The tables below are intended to help you understand each Class's financial performance from its inception. Certain information reflects financial results for a single share of a Class that was held throughout the period shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

                              CLASS  A                   CLASS  B                   CLASS  C                 CLASS  D
                         -----------------------    ----------------------     ---------------------     -----------------------
                         SIX                        SIX                        SIX                       SIX
                         MONTHS       5/1/01*       MONTHS       5/1/01*       MONTHS      5/1/01*       MONTHS        5/1/01*
                         ENDED        TO            ENDED        TO            ENDED       TO            ENDED         TO
                         4/30/2002    10/31/2001    4/30/2002    10/31/2001    4/30/2002   10/31/2001    4/30/2002     10/31/2001
                         ---------    ----------    ---------    ----------    ---------   ----------    ---------     ----------
PER SHARE
   DATA:
NET ASSET VALUE,
   BEGINNING OF
   PERIOD               $5.75        $7.14         $5.74        $7.14         $5.74        $7.14         $5.74        $7.14
                        -----        -----         -----        -----         -----        -----         -----        -----
INCOME FROM
   INVESTMENT
   OPERATIONS:
Net investment
   loss                 (0.03)       (0.03)        (0.05)       (0.05)        (0.05)       (0.05)        (0.05)       (0.05)
Net realized
   and unrealized
loss on
   investments          (0.11)       (1.36)        (0.11)       (1.35)        (0.11)       (1.35)        (0.11)       (1.35)
                        -----        -----         -----        -----         -----        -----         -----        -----
TOTAL FROM
   INVESTMENT
   OPERATIONS           (0.14)       (1.39)        (0.16)       (1.40)        (0.16)       (1.40)        (0.16)       (1.40)
                        -----        -----         -----        -----         -----        -----         -----        -----
NET ASSET VALUE,
   END OF PERIOD        $5.61        $5.75         $5.58        $5.74         $5.58        $5.74         $5.58        $5.74
                        =====        =====         =====        =====         =====        =====         =====        =====
TOTAL RETURN:           (2.43)%     (19.47)%       (2.79)%     (19.61)%       (2.79)%     (19.61)%       (2.79)%     (19.61)%
RATIOS/
   SUPPLEMENTAL
   DATA:
Net assets
   end of period
   (000s omitted)        $1,227       $1,206       $1,834        $1,602        $3,595      $ 2,850        $1,412        $1,129
Ratio of expenses to
   average net assets      1.75%+       1.75%+       2.50%+        2.50%+        2.50%+       2.50%+        2.50%+        2.50%+
Ratio of net loss to
   average net assets     (1.02)%+     (1.08)%+     (1.77)%+      (1.83)%+      (1.77)%+     (1.83)%+      (1.77)%+      (1.83)%+
Portfolio turnover
   rate                    88.70%       50.09%+      88.70%        50.09%        88.70%       50.09%        88.70%        50.09%
Without expense
   reimbursement:**
Ratio of expenses to
   average net assets       4.58%+       8.02%+       5.33%+        8.77%+        5.33%+       8.77%+        5.33%+        8.77%+
Ratio of net loss to
   average net assets     (3.85)%+     (7.35)%+     (4.60)%+      (8.10)%+      (4.60)%+     (8.10)%+      (4.60)%+      (8.10)%+

------------
* Commencement of operations. Total returns are calculated from the close of business on May 1, 2001.
**   The  Manager  has  agreed  to  reimburse  certain  expenses  of  the  Fund.
+    Annualized.
See  Notes  to  Financial  Statements.

--------------------------------------------------------------------------------

BOARD  OF  DIRECTORS

JOHN  R.  GALVIN  2,  4
Director,  Raytheon  Company
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University

PAUL  C.  GUIDONE*  1
Chief  Investment  Officer,
J.  &  W.  Seligman  &  Co.  Incorporated

ALICE  S.  ILCHMAN  3,  4
Trustee,  Committee  for  Economic  Development

FRANK  A.  MCPHERSON  3,  4
Director,  Conoco  Inc.
Director,  Integris  Health

JOHN  E.  MEROW  2,  4
Director,  Commonwealth  Industries,  Inc.
Trustee,  New  York-Presbyterian  Hospital
Retired  Chairman  and  Senior  Partner,
Sullivan  &  Cromwell,  Law  Firm

BETSY  S.  MICHEL  2,  4
Trustee,  The  Geraldine  R.  Dodge  Foundation

WILLIAM  C.  MORRIS  1
Chairman
Chairman  of  the  Board,
J.  &  W.  Seligman  &  Co.  Incorporated
Chairman,  Carbo  Ceramics  Inc.
Director,  Kerr-McGee  Corporation

JAMES  C.  PITNEY  3,  4
Retired  Partner,  Pitney,  Hardin,  Kipp  &  Szuch,  Law  Firm

LEROY  C.  RICHIE  2,  4
Chairman  and  CEO,  Q  Standards  Worldwide,  Inc.

JAMES  Q.  RIORDAN  3,  4
Director,  KeySpan  Corporation
Trustee,  Committee  for  Economic  Development

ROBERT  L.  SHAFER  3,  4
Retired  Vice  President,  Pfizer  Inc.

JAMES  N.  WHITSON  2,  4
Director,  C-SPAN
Director,  CommScope,  Inc.

BRIAN  T.  ZINO  1
President
President,  J.  &  W.  Seligman  &  Co.  Incorporated
Chairman,  Seligman  Data  Corp.
Vice  Chairman,  ICI  Mutual  Insurance  Company
Member  of  the  Board  of  Governors,
Investment  Company  Institute

FRED  E.  BROWN
Director  Emeritus


-----------
*    Elected  May  16,  2002.
Retired  May  16,  2002.
Member:  1  Executive  Committee
         2  Audit  Committee
         3  Director  Nominating  Committee
         4  Board  Operations  Committee

--------------------------------------------------------------------------------

EXECUTIVE  OFFICERS


WILLIAM  C.  MORRIS
Chairman

BRIAN  T.  ZINO
President

BEN-AMI  GRADWOHL
Vice  President

DAVID  GUY
Vice  President

THOMAS  G.  ROSE
Vice  President

LAWRENCE  P.  VOGEL
Vice  President  and  Treasurer

FRANK  J.  NASTA
Secretary

--------------------------------------------------------------------------------

FOR  MORE  INFORMATION

MANAGER
J.  &  W.  Seligman  &  Co.  Incorporated
100  Park  Avenue
New  York,  NY  10017

GENERAL  COUNSEL
Sullivan  &  Cromwell

GENERAL  DISTRIBUTOR
Seligman  Advisors,  Inc.
100  Park  Avenue
New  York,  NY  10017

SHAREHOLDER  SERVICE  AGENT
Seligman  Data  Corp.
100  Park  Avenue
New  York,  NY  10017

IMPORTANT  TELEPHONE  NUMBERS
(800)  221-2450     Shareholder  Services
(800)  445-1777     Retirement  Plan
                    Services
(212)  682-7600     Outside  the  United  States
(800)  622-4597     24-Hour  Automated  Telephone  Access  Service

--------------------------------------------------------------------------------

GLOSSARY  OF  FINANCIAL  TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

WASH SALE -- A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

------
Adapted from the Investment Company Institute's 2001 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

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SELIGMAN  ADVISORS,  INC.
an  affiliate  of

LOGO

J.  &  W.  SELIGMAN  &  CO.
INCORPORATED
ESTABLISHED  1864
100  Park  Avenue,  New  York,  NY  10017
www.seligman.com
----------------

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Tax-Aware Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.


EQTA3  4/02     Printed  on  Recycled  Paper